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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                              November 21, 1995
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              Date of Report (Date of earliest event reported)




                           FIRST NATIONAL BANCORP
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           (Exact name of registrant as specified in its charter)




    Georgia                         0-10657                     58-1415138
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  (State or other                 (Commission                    (IRS Employer
   jurisdiction                    File No.)                      Identification
   of incorporation)                                              Number)




303 Jesse Jewell Parkway, Suite 700                 Gainesville, Georgia 30501
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      (Address of principal executive offices)      (Zip Code)




                               (770) 503-2000
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            (Registrant's telephone number, including area code)




                                  No Change
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           (Former name or address, if changed since last report)



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ITEM 5.     OTHER EVENTS


On July 3, 1995, First National Bancorp ("Registrant") completed its acquisition of FF Bancorp, Inc. ("FF Bancorp") as previously described in the Form 8-K Current Report dated July 5, 1995. The transaction was accounted for as a pooling-of-interests and, accordingly, consolidated financial statements of Registrant issued after the acquisition date, which include pre-acquisition results of operations, must be restated to include the financial position and results of operations of FF Bancorp.

On October 22, 1995, as previously reported under Form 8-K Current Report dated October 22, 1995, Registrant and Regions Financial Corporation ("Regions") entered into an Agreement and Plan of Reorganization whereby Registrant will be acquired by Regions. It is the desire of Registrant and Regions to consummate this proposed transaction as soon as possible, and Regions plans to file a Form S-4 Registration Statement for the proposed acquisition shortly. Such Form S-4 will require the audited restated (for Registrant's completed acquisition of FF Bancorp) consolidated balance sheets of Registrant as of December 31, 1994 and 1993, and the related restated consolidated statements of income, shareholders' equity, and cash flows for each of the years in the three year period ended December 31, 1994. These restated financial statements have been included in this Form 8-K Current Report. Also included in this Form 8-K Current Report is Registrants' restated managements' discussion and analysis of financial condition and results of operations for each of the years in the three year period ended December 31, 1994.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)     Exhibits

            23.1    Consent of KPMG Peat Marwick LLP

            23.2    Consent of Hacker, Johnson, Cohen & Grieb

            99.1 Restated Historical Financial Statements of First National Bancorp


SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   FIRST NATIONAL BANCORP
                                   -----------------------
                                        (Registrant)


                                         By:   /s/ J. Reid Moore
                                               -----------------------------
                                               J. Reid Moore
                                               Group Vice President and
                                               Controller


                                         By:   /s/ C. Talmadge Garrison
                                               -----------------------------
                                               C. Talmadge Garrison
                                               Senior Vice President and
                                               Secretary and Treasurer

Date: November 21, 1995
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                                EXHIBIT INDEX


                                                                      SEQUENTIAL
EXHIBIT                          DESCRIPTION                            PAGE NO.
-------                          -----------                          ----------
23.1                  Consent of KPMG Peat Marwick LLP

23.2                  Consent of Hacker, Johnson, Cohen & Grieb

99.1                  Restated Historical Financial Statements of
                      First National Bancorp